Exhibit 99.1

G-III APPAREL GROUP, LTD.

G-III APPAREL GROUP, LTD. ANNOUNCES FIRST QUARTER FISCAL 2023 RESULTS

— Net Sales and Net Income Per Diluted Share for the First Quarter Exceeded Expectations —

— Net Sales for the First Quarter were $688.8 Million Compared to $519.9 Million Last Year —

— Net Income Per Diluted Share for the First Quarter was $0.62 Compared to $0.53 Last Year —

— Non-GAAP Net Income Per Diluted Share for the First Quarter was $0.72 Compared to. $0.56 Last Year —

— G-III Raises Guidance for Fiscal Year 2023 —

New York, New York – June 07, 2022 -- G-III Apparel Group, Ltd. (NasdaqGS: GIII), a global fashion leader with expertise in design, sourcing, and manufacturing, today announced operating results for the first quarter of fiscal 2023, ended April 30, 2022.

Morris Goldfarb, G-III’s Chairman and Chief Executive Officer, said, “Our strong momentum continued in the first quarter of fiscal 2023 exceeding both our top and bottom line guidance, despite a challenging environment. Consumers are refreshing their wardrobes as they return to work and resume social activities, driving demand for our products. Our globally recognized power brands: DKNY, Donna Karan, Calvin Klein, Tommy Hilfiger and Karl Lagerfeld, combined with our ability to quickly pivot resources to respond to trends and deliver the right merchandise, position us well to capitalize on demand for products in the marketplace.”

Mr. Goldfarb concluded, “We remain extremely focused on our strategic priorities to deliver continued long-term profitable growth. Our recent Karl Lagerfeld acquisition has further expanded our portfolio of owned brands and our global presence. Our experienced senior leadership, world class teams and well-developed supply chain infrastructure set the stage for another strong year of market share gains and our ability to deliver on our raised outlook.”

Net sales for the first quarter ended April 30, 2022 increased 32.5% to $688.8 million from $519.9 million in the prior year’s quarter. The Company reported net income for the first quarter of $30.6 million, or $0.62 per diluted share, compared to $26.3 million, or $0.53 per diluted share, in the prior year’s quarter.

Non-GAAP net income per diluted share was $0.72 for the first quarter of this year compared to $0.56 in the same period last year. Non-GAAP net income per diluted share excludes (i) non-cash imputed interest expense of $1.7 million in this quarter related to the note issued to seller (the “Seller Note”) as part of the consideration for the acquisition of Donna Karan International compared to $1.5 million in the first quarter last year and (ii) $4.2 million in one-time expenses related to the Karl Lagerfeld transaction. The aggregate effect of these exclusions was equal to $0.10 per diluted share in the first quarter of this year and $0.03 per diluted share in the first quarter of fiscal 2022.

Outlook

The Company today raised its guidance for the fiscal year ending January 31, 2023. The Company’s fiscal year 2023 guidance contemplates the expected impact from the current supply chain conditions, including the current lockdowns in China, expected increased shipping costs and delays in receipt of goods. However, the guidance does not contemplate any reimposition of government-mandated store closures or other governmental restrictions as the result of new COVID-19 variants that may emerge. The reimposition of store closures or other restrictions could have a material impact on our net sales, results of operations and supply chain during fiscal 2023. The guidance also does not contemplate significant worsening in global inflation rates or in consumer sentiment. The Company’s fiscal 2023 results could differ materially from its current outlook as a result of the occurrence of any of these or other uncontemplated events. Further, the Company has no direct operations in Russia or Ukraine. Exposure from sales to this area are expected to have an immaterial impact on the financial results of fiscal year 2023.

For fiscal 2023, the Company expects net sales of approximately $3.24 billion and net income between $205.0 million and $215.0 million, or between $4.23 and $4.33 per diluted share. This compares to net sales of $2.77 billion and net income of $200.6 million, or $4.05 per diluted share, last year. This guidance is inclusive of approximately $140.0 million in net sales and net income of approximately $0.10 per diluted share in connection with the acquisition of the Karl Lagerfeld brand for seven months of ownership in this fiscal year.

The Company is anticipating non-GAAP net income for fiscal 2023 between $213.0 million and $223.0 million, or between $4.40 and $4.50 per diluted share. Non-GAAP results exclude (i) non-cash imputed interest expense of approximately $6.9 million related to the Seller Note and (ii) one-time expenses of $4.2 million related to the Karl Lagerfeld transaction. The aggregate effect of these exclusions is equal to $0.17 per diluted share. This guidance compares to non-GAAP net income of $207.9 million, or $4.20 per diluted share, for fiscal 2022. Non-GAAP results for fiscal 2022 exclude (i) non-cash imputed interest expense of $6.4 million related to the Seller Note, (ii) one-time expenses of $2.1 million related to the Karl Lagerfeld transaction and (iii) asset impairments net of gains on lease terminations of $1.5 million, primarily related to leasehold improvements and furniture and fixtures at certain of our retail stores.  The aggregate effect of these exclusions was equal to $0.15 per diluted share in fiscal 2022.

The Company is projecting full-year adjusted EBITDA for fiscal 2023 between $360.0 million and $370.0 million compared to adjusted EBITDA of $350.2 million in fiscal 2022.

For the second quarter of fiscal year 2023, the Company expects net sales of approximately $600.0 million compared to $483.1 million in the same period last year. Net income for the second quarter of fiscal 2023 is expected to be in the range $20.0 million and $25.0 million, or $0.42 and $0.52 per diluted share. This compares to net income of $19.2 million, or $0.39 per diluted share in last year’s second quarter.

The Company is anticipating non-GAAP net income for the second quarter of fiscal 2023 between $21.0 million and $26.0 million, or between $0.45 and $0.55 per diluted share. Non-GAAP results exclude non-cash imputed interest expense of approximately $1.7 million related to the Seller Note. This guidance compares to non-GAAP net income of $20.2 million, or $0.41 per diluted share, for fiscal 2022. Non-GAAP results for fiscal 2022 excludes non-cash imputed interest expense of $1.6 million related to the Seller Note. The effect of this exclusion was equal to $0.03 per diluted share in the second quarter of fiscal 2023 and $0.02 per diluted share in last year’s second quarter.

Non-GAAP Financial Measures

Reconciliations of GAAP net income to non-GAAP net income, GAAP net income per diluted share to non-GAAP net income per diluted share and GAAP net income to adjusted EBITDA are presented in tables accompanying the condensed financial statements included in this release and provide useful information to evaluate the Company’s operational performance. Non-GAAP net income, non-GAAP net income per diluted share and adjusted EBITDA should be evaluated in light of the Company’s financial statements prepared in accordance with GAAP.

About G-III Apparel Group, Ltd.

G-III designs, sources and markets apparel and accessories under owned, licensed and private label brands. G-III’s substantial portfolio of more than 30 licensed and proprietary brands is anchored by five global power brands: DKNY, Donna Karan, Calvin Klein, Tommy Hilfiger and Karl Lagerfeld. G-III’s owned brands include DKNY, Donna Karan, Karl Lagerfeld, Vilebrequin, G.H. Bass, Eliza J, Jessica Howard, Andrew Marc, Marc New York and Sonia Rykiel. G-III has fashion licenses under the Calvin Klein, Tommy Hilfiger, Kenneth Cole, Cole Haan, Guess?, Vince Camuto, Levi's and Dockers brands. Through its team sports business, G-III has licenses with the National Football League, National Basketball Association, Major League Baseball, National Hockey League and over 150 U.S. colleges and universities. G-III also distributes directly to consumers through its DKNY, Karl Lagerfeld, Karl Lagerfeld Paris and Vilebrequin stores and its digital channels for the DKNY, Donna Karan, Vilebrequin, Karl Lagerfeld, Karl Lagerfeld Paris, Andrew Marc, Wilsons Leather and G.H. Bass brands.

Statements concerning G-III's business outlook or future economic performance, anticipated revenues, expenses or other financial items; product introductions and plans and objectives related thereto; and statements concerning assumptions made or expectations as to any future events, conditions, performance or other matters are "forward-looking statements" as that term is defined under the Federal Securities laws. Forward-looking statements are subject to risks, uncertainties and factors which include, but are not limited to, risks related to the COVID-19 pandemic, reliance on licensed product, reliance on foreign manufacturers, risks of doing business abroad, the current economic and credit environment, risks related to our indebtedness, the nature of the apparel industry, including changing customer demand and tastes, customer concentration, seasonality, risks of operating a retail business, risks related to G-III’s ability to reduce the losses incurred in its retail operations, customer acceptance of new products, the impact of competitive products and pricing, dependence on existing management, possible disruption from acquisitions, the impact on G-III’s business of the imposition of tariffs by the United States government and business and general economic conditions, as well as other risks detailed in G-III's filings with the Securities and Exchange Commission. G-III assumes no obligation to update the information in this release.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

(Nasdaq: GIII)

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share amounts)

	Three Months Ended April 30,
	2022	2021

	(Unaudited)

Net sales	$688,757	$519,910
Cost of goods sold	442,718	324,441
Gross profit	246,039	195,469

Selling, general and administrative expenses	185,407	141,603
Depreciation and amortization	6,095	7,044
Operating profit	54,537	46,822

Other (loss) income	(2,708)	1,820
Interest and financing charges, net	(12,203)	(12,004)
Income before income taxes	39,626	36,638

Income tax expense	9,000	10,259
Net income	30,626	26,379
Less: (Loss) income attributable to noncontrolling interests	(8)	58
Net income attributable to G-III Apparel Group, Ltd.	$30,634	$26,321

Net income attributable to G-III Apparel Group, Ltd. per common share:
Basic	$0.64	$0.54
Diluted	$0.62	$0.53

Weighted average shares outstanding:
Basic	48,016	48,377
Diluted	49,108	49,510

Selected Balance Sheet Data (in thousands):	As of April 30,
	2022	2021

	(Unaudited)

Cash and cash equivalents	$438,411	$396,311
Working capital	1,164,595	976,365
Inventories	550,059	346,668
Total assets	2,718,272	2,398,720
Long-term debt	521,382	514,889
Operating lease liabilities	180,798	198,874
Total stockholders' equity	1,558,292	1,357,876

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME AND RECONCILIATION OF GAAP NET INCOME PER SHARE TO NON-GAAP NET INCOME PER SHARE

(In thousands, except per share amounts)

	Three Months Ended	Three Months Ended
	April 30, 2022	April 30, 2021

	(Unaudited)

GAAP net income attributable to G-III Apparel Group, Ltd.	$30,634	$26,321

Excluded from non-GAAP:
Expenses related to Karl Lagerfeld acquisition	4,179	—
Non-cash imputed interest	1,671	1,536
Income tax impact of non-GAAP adjustments	(1,328)	(430)

Non-GAAP net income attributable to G-III Apparel Group, Ltd., as defined	$35,156	$27,427

	Three Months Ended	Three Months Ended
	April 30, 2022	April 30, 2021

	(Unaudited)

GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share	$0.62	$0.53

Excluded from non-GAAP:
Expenses related to Karl Lagerfeld acquisition	0.09	-
Non-cash imputed interest	0.04	0.04
Income tax impact of non-GAAP adjustments	(0.03)	(0.01)

Non-GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share, as defined	$0.72	$0.56

Non-GAAP net income and diluted net income per common share are each a “non-GAAP financial measure” that excludes (i) expenses related to the Karl Lagerfeld transaction that include professional fees and foreign currency losses and (ii) non-cash imputed interest expense.  The income tax impact of non-GAAP adjustments is calculated using the effective tax rates for the respective periods. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses these non-GAAP financial measures to assess our performance on a comparative basis and believes that it is also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF FORECASTED AND ACTUAL NET INCOME TO FORECASTED AND ACTUAL ADJUSTED EBITDA

(In thousands)

			Forecasted Twelve	Actual Twelve
	Three Months Ended	Three Months Ended	Months Ended	Months Ended
	April 30, 2022	April 30, 2021	January 31, 2023	January 31, 2022

	(Unaudited)

Net income attributable to G-III Apparel Group, Ltd.	$30,634	$26,321	$205,000 - 215,000	$200,593

Asset impairments, net of gain on lease terminations	—	—	—	1,455
Depreciation and amortization	6,095	7,044	31,512	27,626
Interest and financing charges, net	12,203	12,004	49,936	49,666
Income tax expense	9,000	10,259	73,552	70,875

Adjusted EBITDA, as defined	$57,932	$55,628	$360,000 - 370,000	$350,215

Adjusted EBITDA is a “non-GAAP financial measure” which represents earnings before depreciation and amortization, interest and financing charges, net and income tax expense. Adjusted EBITDA is being presented as a supplemental disclosure because management believes that it is a common measure of operating performance in the apparel industry. Adjusted EBITDA should not be construed as an alternative to net income, as an indicator of the Company’s operating performance, or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity, as determined in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF FORECASTED AND ACTUAL NET INCOME TO FORECASTED AND ACTUAL NON-GAAP INCOME

(In thousands)

	Forecasted Three	Actual Three	Forecasted Twelve	Actual Twelve
	Months Ending	Months Ended	Months Ended	Months Ended
	July 31, 2022	July 31, 2021	January 31, 2023	January 31, 2022

	(Unaudited)

Net income attributable to G-III Apparel Group, Ltd.	$20,000 - 25,000	$19,168	$205,000 - 215,000	$200,593

Excluded from non-GAAP:
Expenses related to Karl Lagerfeld acquisition	—	—	4,179	2,093
Non-cash imputed interest	1,740	1,599	6,947	6,385
Asset impairments, net of gain on lease terminations	—	—	—	1,455
Income tax impact of non-GAAP adjustments	(740)	(510)	(3,126)	(2,602)

Non-GAAP net income attributable to G-III Apparel Group, Ltd., as defined	$21,000 - 26,000	$20,257	$213,000 - 223,000	$207,924

Non-GAAP net income is a “non-GAAP financial measure” that excludes (i) expenses related to the Karl Lagerfeld transaction that include professional fees and foreign currency losses, (ii) non-cash imputed interest expense and (iii) asset impairments, net of gains on lease terminations. The income tax impact of non-GAAP adjustments is calculated using the effective tax rates for the respective periods. Management believes that this non-GAAP financial measure provides meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses this non-GAAP financial measure to assess our performance on a comparative basis and believes that it is also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF FORECASTED AND ACTUAL NET INCOME PER SHARE TO FORECASTED AND ACTUAL NON-GAAP INCOME PER SHARE

	Forecasted Three	Actual Three	Forecasted Twelve	Actual Twelve
	Months Ending	Months Ended	Months Ended	Months Ended
	July 31, 2022	July 31, 2021	January 31, 2023	January 31, 2022

	(Unaudited)

GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share	$0.42 - 0.52	$0.39	$4.23 - 4.33	$4.05

Excluded from non-GAAP:
Expenses related to Karl Lagerfeld acquisition	—	—	0.08	0.04
Non-cash imputed interest	0.04	0.03	0.14	0.13
Asset impairments, net of gain on lease terminations	—	—	—	0.03
Income tax impact of non-GAAP adjustments	(0.01)	(0.01)	(0.05)	(0.05)

Non-GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share, as defined	$0.45 - 0.55	$0.41	$4.40 - 4.50	$4.20

Non-GAAP diluted net income per share is a “non-GAAP financial measure” that excludes (i) expenses related to the Karl Lagerfeld transaction that include professional fees and foreign currency losses, (ii) non-cash imputed interest expense and (iii) asset impairments, net of gains on lease terminations. The income tax impact of non-GAAP adjustments is calculated using the effective tax rates for the respective periods. Management believes that this non-GAAP financial measure provides meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses this non-GAAP financial measure to assess our performance on a comparative basis and believes that it is also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

FISCAL 2022 QUARTERLY RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(In thousands)

	Three Months Ended				Fiscal Year Ended
	April 30,	July 31,	October 31,	January 31,	January 31,
	2021	2021	2021	2022	2022

	(Unaudited)
Net income attributable to G-III Apparel Group, Ltd.	$26,321	$19,168	$106,674	$48,430	$200,593

Excluded from non-GAAP:
Expenses related to Karl Lagerfeld acquisition	—	—	—	2,093	2,093
Non-cash imputed interest	1,536	1,599	1,608	1,642	6,385
Asset impairments, net of gain on lease terminations	—	—	—	1,455	1,455
Income tax impact of non-GAAP adjustments	(430)	(510)	(397)	(1,260)	(2,598)

Non-GAAP net income attributable to G-III Apparel Group, Ltd., as defined	$27,427	$20,257	$107,885	$52,360	$207,928

Non-GAAP net income is a “non-GAAP financial measure” that excludes (i) expenses related to the Karl Lagerfeld transaction that include professional fees and foreign currency losses, (ii) non-cash imputed interest expense and (iii) asset impairments, net of gains on lease terminations. The income tax impact of non-GAAP adjustments is calculated using the effective tax rates for the respective periods. Management believes that this non-GAAP financial measure provides meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses this non-GAAP financial measure to assess our performance on a comparative basis and believes that it is also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

FISCAL 2022 QUARTERLY RECONCILIATION OF GAAP NET INCOME PER SHARE TO NON-GAAP NET INCOME PER SHARE

	Three Months Ended				Fiscal Year Ended
	April 30,	July 31,	October 31,	January 31,	January 31,
	2021	2021	2021	2022	2022

	(Unaudited)
GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share	$0.53	$0.39	$2.16	$0.98	$4.05

Excluded from non-GAAP:
Expenses related to Karl Lagerfeld acquisition	—	—	—	0.04	0.04
Non-cash imputed interest	0.04	0.03	0.03	0.03	0.13
Asset impairments, net of gain on lease terminations	—	—	—	0.03	0.03
Income tax impact of non-GAAP adjustments	(0.01)	(0.01)	(0.01)	(0.02)	(0.05)

Non-GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share, as defined	$0.56	$0.41	$2.18	$1.06	$4.20

Non-GAAP diluted net income per share is a “non-GAAP financial measure” that excludes (i) expenses related to the Karl Lagerfeld transaction that include professional fees and foreign currency losses, (ii) non-cash imputed interest expense and (iii) asset impairments, net of gains on lease terminations. The income tax impact of non-GAAP adjustments is calculated using the effective tax rates for the respective periods. Management believes that this non-GAAP financial measure provides meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses this non-GAAP financial measure to assess our performance on a comparative basis and believes that it is also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

FISCAL 2022 QUARTERLY RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

(In thousands)

	Three Months Ended				Fiscal Year Ended
	April 30,	July 31,	October 31,	January 31,	January 31,
	2021	2021	2021	2022	2022

	(Unaudited)
Net income attributable to G-III Apparel Group, Ltd.	$26,321	$19,168	$106,674	$48,430	$200,593

Asset impairments, net of gain on lease terminations	—	—	—	1,455	1,455
Depreciation and amortization	7,044	7,098	7,024	6,460	27,626
Interest and financing charges, net	12,004	12,574	12,354	12,734	49,666
Income tax expense	10,259	9,235	40,198	11,183	70,875

Adjusted EBITDA, as defined	$55,628	$48,075	$166,250	$80,262	$350,215

Adjusted EBITDA is a “non-GAAP financial measure” which represents earnings before depreciation and amortization, interest and financing charges, net, asset impairments,  net of gains on lease terminations and income tax expense. Adjusted EBITDA is being presented as a supplemental disclosure because management believes that it is a common measure of operating performance in the apparel industry. Adjusted EBITDA should not be construed as an alternative to net income, as an indicator of the Company’s operating performance, or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity, as determined in accordance with GAAP.

G-III Apparel Group, Ltd.

Company Contact:

Priya Trivedi

SVP of Investor Relations and Treasurer

(646) 473-5228

Investor Relations Contact:

Tom Filandro

ICR, Inc.

(646) 277-1235